Exhibit 99.1

1st Quarter Fiscal Year 2020 Earnings Call October 24, 2019 Carpenter Technology Corporation

2 Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology's filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2019 and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

1st Quarter Fiscal Year 2020 Tony Thene President and Chief Executive Officer 3

4 Safety is Our Highest Value FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 Total Case Incident Rate (TCIR) Q1-20 3.5 3.9 3.7 3.3 2.1 2.2 2.0 1.2 1.3 1.4

Strong Commercial Execution and Ongoing Manufacturing Focus on Capacity and Productivity Driving Results; Long-Term Sustainable Growth Profile Supported by Investments in Targeted Growth Areas 5 1st Quarter Summary EPS of $0.85 – 11th consecutive quarter of year-over-year earnings growth Solid operating performance and richer product mix drove record first quarter operating income at Specialty Alloys Operations (SAO) and adjusted operating margin of 20.6% Backlog up 26% year-over-year; 11th consecutive quarter of year-over-year growth Aerospace and Defense up 40% year-over-year; Medical up 15% year-over-year Aerospace and Defense end-use market sales up 19% year-over-year reflecting ongoing momentum of solutions portfolio Received one additional Vendor Approved Process (VAP) qualification for Athens facility; customer engagement levels remain high Ongoing solid demand in Medical end-use market with sales up 11% year-over-year supported by strategic facility expansions Critical investments in additive manufacturing and soft magnetics strengthen capabilities in key emerging technologies

Q1-20 End-Use Market Highlights

		Q1-20 Net Sales ex. Surcharge Revenue ($M)*		vs. Q1-19	vs. Q4-19	Comments
	Aerospace and Defense	$286.1	59%	+19%	-6%	• Generally robust demand environment, with record Q1 shipments • Short-term shifts in some areas related to 737 MAX with no material near-term impact and strong mid and long-term demand signals from customers • Marked uptick in fastener demand, though forward visibility mixed
	Medical	$44.0	9%	+11%	-14%	• Ongoing solid demand for high-value titanium solutions • Sequential performance primarily impacted by seasonality and inventory management by OEM customers • Capacity expansion to meet future market demand nearing completion
	Transportation	$33.0	7%	+5%	+2%	• Up year-over-year (YoY) and sequentially due to richer product mix • Offset challenges related to international trade with domestic opportunities • Demand levels in heavy duty truck market remain healthy
	Energy	$33.0	7%	-12%	-17%	• Oil & gas sub-market down due to decreased North American demand and activity partially offset by higher international sales • Power generation sub-market sales continue to recover off a low base
	Industrial and Consumer	$60.2	12%	-19%	-19%	• Industrial down YoY and sequentially due to continued portfolio rationalization and lower demand for select applications • Consumer sales up YoY due to solid consumer electronics demand but down sequentially due to normal seasonality

Sales ex-surcharge up 7% year-over-year; down 9% sequentially

CARPENTER TECHNOLOGY

*Excludes sales through Carpenter's Distribution businesses

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1st Quarter Financial Overview and Business Update Tim Lain Vice President and Chief Financial Officer 7

8 Strongest Q1 operating income performance since fiscal year 2014 Income Statement Summary * Detailed schedule included in Non-GAAP Schedules in Appendix $ Millions, except pounds and per-share amounts Q1-19 Q4-19 Q1-20 Year Over Year Change Sequential Change Pounds ('000) 65,616 70,084 62,298 (3,318) (7,786) Net Sales 572.4 641.4 585.4 13.0 (56.0) Net Sales ex. Surcharge Revenue* 456.3 533.3 486.6 30.3 (46.7) Gross Profit 91.7 122.9 112.6 20.9 (10.3) 22.5 Selling, General and Administrative Expenses 46.7 55.0 52.8 6.1 (2.2) 17.6 Operating Income 45.0 67.9 59.8 14.8 (8.1) % of Net Sales ex. Surcharge Revenue* 9.9% 12.7% 12.3% +2.4 pts - 0.4pts Effective Tax Rate 21.8% 21.9% 23.8% +2.0 pts +1.9 pts Net Income 31.5 48.9 41.2 9.7 (7.7) Diluted Earnings per Share $0.65 $1.00 $0.85 $0.20 ($0.15)

9 Strong earnings funding seasonal inventory growth and investments in key strategic projects Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding * Detailed schedule included in Non-GAAP Schedules in Appendix $ Millions Q1-19 Q4-19 Q1-20 Net Income + Non-cash Items 68 97 83 Inventory (51) 74 (51) Working Capital / Other (6) 5 (29) Total Net Working Capital / Other (57) 79 (80) Pension Plan Contributions (2) (1) (2) Net Cash Provided From Operating Activities 9 175 1 Purchases of Property, Plant, Equipment and Software (41) (50) (48) Dividends Paid (10) (10) (10) Other - 1 1 Free Cash Flow * (42) 116 (56) Cash 17 27 25 Available Borrowing Under Credit Facility 394 374 316 Total Liquidity 411 401 341

10 SAO Segment Summary Q1 Operating Results Q1 Business Results Q2-20 Outlook Record Q1 operating income performance Year-over-year results driven by continued focus on richer product mix Carpenter Operating Model focused on capturing capacity and productivity gains Continued positive demand signals across key end-use markets Capacity and productivity gains remain priority Similar operating income sequentially; expected to result in best Q2 operating income on record Q1-19 Q4-19 Q1-20 vs Q1-19 vs Q4-19 Pounds ('000) 62,714 66,682 60,044 (2,670) (6,638) Net Sales ($M) 475.5 532.0 491.1 15.6 (40.9) Sales ex. Surcharge ($M) 361.5 425.6 393.2 31.7 (32.4) Operating Income ($M) 52.8 86.9 81.0 28.2 (5.9) % of Net Sales 11.1% 16.3% 16.5% +5.4 pts +0.2 pts % of Sales ex. Surcharge 14.6% 20.4% 20.6% +6.0 pts +0.2 pts Q1-19 Q4-19 Q1-20 vs Q1-19 vs Q4-19 Pounds ('000) 2,956 3,096 2,512 (444) (584) Sales ex. Surcharge ($M) 91.4 90.2 80.4 (11.0) (9.8) Op Inc ex. EID ($M) (0.4) (1.3) (2.8) (2.4) (1.5) % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q1-19 90.2 Q1-20 vs Q1-19 Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

11 PEP Segment Summary Q1 Operating Results Q1 Business Results Q2-20 Outlook Demand for titanium applications in the Aerospace and Medical end-use markets remains strong Results include operating losses related to strategic investments in additive manufacturing Oil & gas business impacted by decreased activity in North America Ongoing strong demand for titanium solutions Similar levels of losses related to additive manufacturing investments Industry headwinds in oil & gas continue Operating income of $0 - $2 million driven by improving results in Dynamet business * Pounds includes only Dynamet, Carpenter Powder Products and Additive businesses Q1-19 Q4-19 Q1-20 vs Q1-19 vs Q4-19 Pounds* ('000) 2,732 4,180 3,250 518 (930) Net Sales ($M) 111.7 126.4 109.4 (2.3) (17.0) Sales ex. Surcharge ($M) 108.0 123.7 107.9 (0.1) (15.8) Operating Income (Loss) ($M) 7.3 1.7 (2.0) (9.3) (3.7) % of Net Sales 6.5% 1.3% -1.8% -8.3 pts -3.1 pts % of Sales ex. Surcharge 6.8% 1.4% -1.9% -8.7 pts -3.3 pts Q1-19 Q4-19 Q1-20 vs Q1-19 vs Q4-19 Pounds ('000) 2,956 3,096 2,512 (444) (584) Sales ex. Surcharge ($M) 91.4 90.2 80.4 (11.0) (9.8) Op Inc ex. EID ($M) (0.4) (1.3) (2.8) (2.4) (1.5) % of Sales ex. Surcharge -0.4% -1.4% -3.5% -3.1% -2.1% Q1-19 90.2 Q1-20 vs Q1-19 Op Income Adjusted ($M)* 63.5 #REF! 35.1 (28.4) Diluted EPS Reported $ 0.57 #REF! $ (0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

1st Quarter Fiscal Year 2020 Closing Comments Tony Thene President and Chief Executive Officer 12

Building on Leadership Position in Additive Manufacturing (AM)

Strengthened existing powder capabilities and metallurgical expertise

- **Puris LLC** - producer of titanium powder for additive manufacturing (February 2017)
- **CalRAM LLC** - leader in powder-bed fusion additive manufacturing metal printing services (February 2018)
- **LPW Technology Ltd.** - leader in development and supply of advanced metal powders and powder lifecycle management solutions (October 2018)
- **Emerging Tech Center** – World class technology center utilizing metallurgical and process expertise to develop and implement future solutions for customers (Expected to open in Q2-FY20)

Created leading end-to-end additive manufacturing solutions portfolio

- Feedstock production and metallurgical expertise
- Process parameter development, characterization analysis and numerous parts being printed for key customers
- Powder handling and powder lifecycle systems to improve part performance while increasing yields and production rates
- Continuing to build significant industry leading expertise
- Integrated world class research and development facilities

Recent investments in AM capabilities support momentum for future growth

CARPENTER TECHNOLOGY

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Well positioned to capture growth through advanced portfolio and capabilities Soft Magnetics Solutions for Growing Electrification Trend 14 Electrification trend accelerating across multiple industries Applications requiring high performance materials Soft Magnetics portfolio enables advanced solutions Electric vehicle adoption expected to hit inflection point as costs decline Significant electrification efforts recently announced by key Aerospace OEMs 2025 2024 2020 2018 2023 2019 2022 2021 1.2 1.4 2.4 3.4 4.1 5.1 6.6 8.0 Vehicles, M* *Electric Vehicle forecast from RBC (5/18) Addressing key motor design challenges by maximizing power and reducing size & weight Extending range Increasing cargo capacity Improving system efficiency / lowering costs Hiperco® 50 alloy is highest power dense alloy available Hiperco 50 alloy already prevalent in aircraft auxiliary power units and generators $100M investment in hot strip mill provides best-in-class production capability

Irreplaceable Supply Chain Partner across Multiple Attractive End-Use Markets; Expanding Solutions Portfolio Through Investments in Additive Manufacturing and Soft Magnetics 15 Closing Comments Strongest first quarter operating and financial performance since fiscal year 2014 Continuing to benefit from broad Aerospace portfolio and expanded customer opportunities in the Medical end-use market Commercial execution and solutions approach deepening customer relationships and driving year-over-year backlog growth Additional Vendor Approved Process approval received at Athens facility and customer dialogue remains robust Unlocking incremental capacity and manufacturing enhancements via the Carpenter Operating Model Strengthening long-term growth profile through investments in disruptive technologies including additive manufacturing and soft magnetics Solid balance sheet supports critical technology investments and direct returns to shareholders

Appendix of Non-GAAP Schedules 16

17 Non-GAAP Schedules (Unaudited) Adjusted Operating Margin Excluding Surcharge Revenue $ Millions Q1-19 Q4-19 Q1-20 Net sales 572.4 641.4 585.4 Less: surcharge revenue 116.1 108.1 98.8 Consolidated Net Sales Excluding Surcharge Revenue 456.3 533.3 486.6 Operating Income 45.0 67.9 59.8 Operating Margin 7.9% 10.6% 10.2% Adjusted Operating Margin Excluding Surcharge Revenue 9.9% 12.7% 12.3% Management believes that removing the impact of raw material surcharge revenue from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others.

18 Non-GAAP Schedules (Unaudited) Free Cash Flow Q1-19 Q4-19 Q1-20 Net cash provided from operating activities 9.4 175.1 0.7 Purchases of property, plant, equipment and software (41.6) (49.7) (47.5) 0.1 0.1 0.1 Dividends paid (9.6) (9.7) (9.7) Free Cash Flow (41.7) 115.8 (56.4) $ Millions Management believes that the free cash flow measure provides useful information to investors regarding our financial condition as it is a measure of cash generated which management evaluates for alternative uses. Proceeds from disposals of property, plant and equipment and assets held for sale